ARIEL MUTUAL FUNDS








[GRAPHIC]  THE PATIENT INVESTOR


Ariel Appreciation Fund
Ariel Fund
Ariel Premier Bond Fund

Quarterly Report--December 31, 1998

IMPORTANT FUND NEWS


OUR NEW NAME!

We recently decided to RENAME OUR FLAGSHIP ARIEL GROWTH FUND. With the proliferation of style specific benchmarks and peer group comparisons, we believe its original moniker does not accurately represent our disciplined, value strategy. Thus as of February 1, 1999, the Fund will simply be known as the ARIEL FUND. Absolutely nothing about the fund's style or objective will change. The sole change is the fund's name.

OUR NEW BENCHMARKS!

In the past, we compared the returns of the Ariel Growth Fund as well as the Ariel Appreciation Fund to the Russell 2500 Index. Beginning this year, we have decided to adopt what have become the most widely accepted small and mid-cap benchmarks. Going forward, we will compare the results of the newly renamed, small-cap Ariel Fund to the Russell 2000 Index. Likewise, we will compare the results of the mid-cap Ariel Appreciation Fund to the Russell Mid Cap Index. While we recognize our returns might not perfectly track any of the small and midcap indices on a quarter-to-quarter basis, we believe the Russell 2000 and the Russell Mid Cap indices provide us with the best long-term fit.

OUR NEW WEBSITE!

Visit our website at www.arielmutualfunds.com and check fund performance, firm news and more.

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601

800.292.7435
312.726.0140
Fax 312.726.7473




                                  TABLE OF CONTENTS


FOR MORE INFORMATION ABOUT THE ARIEL MUTUAL FUNDS INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. DISTRIBUTED BY ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



The Patient Investor                                                          2

Company in Focus                                                              6

Ariel Equity Funds                                                           10

Schedule of Equity Investments                                               12

Equity Statistical Summary                                                   16

Ariel Bond Fund                                                              18

Schedule of Bond Investments                                                 20

Board of Trustees                                                            25

                                           SLOW AND STEADY WINS THE RACE.--AESOP

                THE PATIENT INVESTOR[GRAPHIC]-Registered Trademark-


DEAR FELLOW SHAREHOLDER: For the fourth quarter ending December 31, 1998, the +20.1% rise of the Ariel Fund (formerly known as the Ariel Growth Fund) compared quite favorably to the +16.3% gain of the smaller companies that make up the Russell 2000 Index. Moreover, the Ariel Appreciation Fund--up +23.4% for the quarter--handily outperformed the +18.4% rise of the Russell Midcap Index and despite the continued dominance of large company stocks, managed to beat the +21.3% return of the large companies of the Standard & Poor's 500 Index.(1)

In a year characterized by wild market swings, large cap stocks eluded the bear market yet another year and managed to post an eye-popping +28.8% gain. The pipsqueaks, on the other hand, got slammed as the Russell 2000 plummeted -25% during July and August. Although small and mid-sized companies staged their own comeback in the fourth quarter, the Russell 2000 still closed out the year underwater with a -2.5% return. Midcaps did better. How did we fare? The Ariel Fund earned a +9.9% return for the year ending December 31, 1998 which ranks in the top 15th percentile of the Small Company Funds tracked by Lipper Analytical Services--specifically, the 98th best performer out of 638 funds. The Ariel Appreciation Fund gained +19.6% over the same period versus +10.1% for the Russell Midcap Index--ranking 87th out of the 327 midcap funds in its Lipper category.(2)

PORTFOLIO COMINGS AND GOINGS

While our high quality focus and low risk strategy aided our


(1) The Funds' average annual returns and a description of the Russell 2000, Russell Mid Cap and Standard and Poor's 500 indices can be referenced on pages 10 and 11.

(2) Lipper Analytical Services, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns. Ariel Fund ranked 40 out of 211 and 52 out of 70 in the small-cap category for the five and ten year periods ended 12/31/98, respectively. Ariel Appreciation Fund ranked 21 out of 109 in the midcap category for the five year period ended 12/31/98.
2
fourth quarter results and ultimately our year-end finish, both portfolios also continued to benefit from strong stock picking. Specifically, the takeover of First Brands Corporation (NYSE: FBR) by Clorox Co. (NYSE: CLX) was a big win. First Brands was trading in the low $20s prior to the Clorox announcement of a $38 per share purchase price--an 80% premium. Additionally, the portfolios were helped by continued price appreciation in the shares of other holdings including: rural phone provider, Century Telephone (NYSE: CTL); Whitman Corporation (NYSE: WH)--the Pepsi bottler; restaurant equipment manufacturer, Specialty Equipment Companies (NYSE: SEC); and Shorewood Packing Corporation (NYSE: SWD).

As natural contrarians, we took advantage of the sell-off among some of the small and mid-cap issues and began building positions in what we believe to be a number of terrific franchises. (As someone once said, "When the sky is falling, buy sky.") Accordingly, in the Ariel Fund, we purchased shares of Department 56 (NYSE: DFS), a collectibles manufacturer; and Orion Capital (NYSE: OC), a niche insurer. In the Ariel Appreciation Fund, we continued to build upon newer positions in Galileo International, Inc. (NYSE: GLC), a leading provider of electronic travel reservations; along with Franklin Resources, Inc. (NYSE: BEN), the well known mutual fund company.

INDEX MANIA

As of December 31, 1998, the country's largest mutual fund--teeming with analysts and a well-known portfolio manager--found its title in jeopardy. At more than $76 billion in assets--a staggering amount of money--the number two contender, a computer generated portfolio, was suddenly closing in at a rapid pace. More specifically, a clone of the S&P 500 Index ended the year at just under $70 billion and growing. In fact, according to BARRON'S, in the first 11 months of 1998, "20% of all inflows in stock and bond funds nationwide" went to this leading indexer, the Vanguard Group.

The move to index has not been limited to mutual funds and the individual investor. The institutional portfolios of the large pension funds, endowments and foundations have also favored the unmanaged "passive" strategies over the stock pickers and their "active" approaches. The popularity is understandable since the most vocal proponent of indexing, Princeton econom-ics professor Burton Malkiel, has argued a good case. As stated in his legendary book, A RANDOM WALK DOWN WALL STREET, "the market appears to adjust so quickly to information about individual stocks and the economy as a whole that no technique of selecting a portfolio...can CONSISTENTLY outperform a strategy of simply buying and holding a diversified group of securities such as those that make up the popular market averages." Malkiel does acknowledge the Efficient Market Theory is not bullet proof as price inefficiencies exist among smaller companies. However, he argues that outside of the rare asset class, "a dart throwing chimpanzee can select a portfolio that performs as well as one carefully selected by the experts." And so he recommends investors simply buy the "market" by buying the index.

The theory sounds simple. But while the S&P 500 is widely considered to be a barometer for the overall stock market, buying today's Index may not be "buying the market." Recent performance is just one indication of this fact. As the January 18, 1999 issue of BUSINESS WEEK concluded, "In theory, an index fund that reflects the entire stock market should beat half of all funds and trail the rest." But just as funds investing in large, fast-growing companies have been the best performing asset class in recent years, S&P 500 Index funds earn the WALL STREET JOURNAL'S highest "A" rating--the top 10% of all mutual funds--for their one, three AND five year performance records. Active managers have had a very hard time stacking up when compared to an index that has posted 20%+ returns four years straight--a first in stock market history. Fewer than 5% have outperformed the Index over the past 5 years.

A look behind the numbers explains the results. Many have written about the fact that the Index is asset-weighted, and thus the largest and best performing companies disproportionately skew the returns. That's why, as widely reported, just 10% of the companies accounted for 94% of its rise in 1998 and the other 450 stocks had a median return of only 2%. But a closer look at this narrow stock leadership offers insights into the unintended risks that can result from such a policy weighting. For example, in 1992, semiconductor manufacturer Intel (OTC: INTC) was the 35th largest company in the S&P 500 and accounted for 0.6% of the total. By 1995, it was the 13th largest stock and 1% of the Index. Today, it's holding strong at number 3 with a 2.3% weighting. It is important to point out, Intel's shares averaged a +36% annual return over the aforementioned 6-year period. Herein lies the irony. The growing position has been driven by an increasing stock price. Thus, as Forbes noted in an April 1997 cover story, "when Intel was cheap, an index fund buyer was only buying a dribble of it.

When it got dear, he was buying oodles of it." In 1992, Intel's price/earnings ratio was 12.3 times trailing 12 month earnings. Today, it's 38.9 times.

While there are only sketchy details of how the eight member S&P committee adds and deletes stocks from the Index, one committee member told FORBES, "The underlying goal is to reflect the leading companies in the leading industries in the economy and the stock market." The problem is that by adhering to this perspective, it's easy to see how momentum investing inadvertently creeps in, and rationalizations give way to unconscious and uncharacteristic risk taking. The Index has a trailing price/earnings ratio of 29 times last 12 months earnings. This statistic offers a strong indication of its ever-expanding growth stock bias when compared to its historic p/e of 14.5 times. When queried on the valuation issue two years ago, a committee member told FORBES, "The only time we'd look at a price/earnings ratio is if it's crazy, say 40 and up. Then we'd ask if it were sustainable. Beyond that, we don't look at p/e." Since then, this parameter must have changed. When America Online (NYSE: AOL) replaced the old Woolworth's Company renamed Venator Group, Inc. (NYSE: Z), AOL's trailing p/e was 461.7 times the last 12 months earnings. (Venator's was 8.7 times.) And so the father of American retailing was shelved by the internet.

Professor Malkiel's work has convinced us that indexing does have a place in any portfolio, particularly large cap stocks. While we do not believe in market timing, we do have some concerns about the risks inherent to indexing today. All of the extremes in investment performance, narrow stock leadership and valuations suggest there will ultimately be a reversion to the mean for a "broad" market indicator that has gradually evolved into a large cap growth fund. With this viewpoint, we believe there is an even more compelling rationale for investing in small and mid-sized companies where current values are in abundance, risks are lower and a period of strong relative performance is long overdue.

As always, we appreciate your comments and welcome any questions you might have.

Sincerely,


/s/John W. Rogers, Jr.        /s/Eric T. McKissack

John W. Rogers, Jr.           Eric T. McKissack, CFA
Portfolio Manager             Portfolio Manager
Ariel Fund                    Ariel Appreciation Fund

                                                                COMPANY IN FOCUS

DEPARTMENT 56[LOGO]-Registered Trademark-, INC.
6436 City West Parkway
Eden Prarie, MN 55344
(612) 944-5600


DEPARTMENT 56, INC. (NYSE: DFS) designs and distributes collectible products and other giftwares which are sold through select gift, home accessory and department stores, as well as other specialty retailers. DFS's signature collectible product is the Village Series of handcrafted, lighted ceramic and porcelain houses, buildings and related accessories.


REASONS FOR RECOMMENDATION


A FANTASTIC FRANCHISE

Department 56 has a very loyal customer following. Each year, DFS introduces new pieces and accessories to its Village Series and retires pieces from production, which spurs consumer demand. DFS is able to charge a premium price for its products by virtue of their collectability--a powerful barrier to entry. The company's product demand often results from word of mouth and family traditions that span generations. Specifically, the Village product is somewhat similar to that of a model train set in that it: 1) carries a lot of emotional, "family" appeal and is associated with the Christmas season, 2) has recurring revenue as collectors add to and update their villages over time, 3) is customizable and personable, and 4) is passed on to younger generations.

DFS is very selective in its product marketing - approximately 5,200 retailers receive the Village Series and Snowbabies lines. When we interviewed retailers and collectors, we were amazed by the passion and excitement associated with the product.


VERY FAVORABLE ECONOMICS

The collectible franchise that Department 56 has developed earns exceptional returns. DFS is an extraordinarily profitable business with high margins and high returns on equity and tangible assets. One of our favorite investors, Warren Buffett, commends companies that return significant multiples of cash flow for every dollar reinvested in the business. Department 56 is a prime example of this type of cash generating machine, as the company has consistently generated about $50 million in owner's earnings per year--incredible for a company with only $240 million in revenues in 1998.

COMPANY IN FOCUS


Reinvestment requirements are minimal with only $1-3 million in annual maintenance capital expenditures required. Management has astutely used its strong excess cash flow on behalf of shareholders to both repay debt and repurchase shares.


LOW INVENTORY LEVELS AT RETAILERS

In recent years, the sales growth of the core Village product was masked by a reduction of inventories in the retail channel. DFS has implemented new inventory tracking procedures to keep "sell-in" as close as possible to "sell-through" which should stabilize sales growth. "Sell-in" refers to the amount of products sold by the company to the retail channel. "Sell-through" refers to the amount of products sold by the retail channel to the consumer. Over the past 5 years, consumer demand for the Village line product has grown steadily while some inventory irregularities at the retail level caused some difficulties. We visited several retail accounts recently and believe inventory levels are fairly well depleted. Once this matter is resolved and consistent growth resumes, we expect investors (and Wall Street) to become more comfortable with the sales growth characteristics of this business. The economics of DFS business should allow the company to grow its profits faster than our expectations of 6-8% internal revenue growth.


COMPELLING VALUATION

We believe that Department 56 is an unrecognized and undervalued franchise and thus represents an excellent investment for long term investors. At $31, the stock is currently trading at ten times our 1999 cash earnings estimate, six times cash flow, and a 45% discount to our estimate of its private market value of approximately $58 per share.

As such, we recommend investors initiate a position in Department 56 at current levels.

                                                                COMPANY IN FOCUS


ORION CAPITAL
9 Farm Springs Road
Farmington, CT 06032
(860) 674-6600


ORION CAPITAL (NYSE: OC) is a family of highly specialized, niche property and casualty insurance companies. Through its subsidiaries, it offers professional liability, workers compensation, personal non-standard auto, and specialty commercial coverage. The subsidiaries share an operating philosophy committed to satisfying client needs, mitigating client exposure to loss and solving insurance problems.


REASONS FOR RECOMMENDATION


DOMINANT AND DEFENDABLE POSITION IN NICHE MARKETS

Orion deliberately operates in markets that require value added services beyond simply a transfer of risk. A good example is Orion's professional liability subsidiary, DPIC Companies. Professional liability insurance protects business owners and employees from malpractice. DPIC is North America's second largest writer of professional liability insurance programs for architects, engineers and environmental consultants. A network of specialist agents provide expert face-to-face support, acting as a resource to clients and also educating them about loss prevention. While the policies are more expensive initially, clients find they can save time, money and aggravation by reducing their exposure to claims, lowering their insurance costs through premium credits and protecting their professional reputations and important business relationships. The proof is in the results: policy renewal rates have been +90% for twelve consecutive years versus an estimated industry average of 80%, and claims frequency for DPIC clients has declined by 40% over the last six years. While many competitors have tried to copy the DPIC model, all have failed because they lack DPIC's market knowledge and commitment to the client which is so unusual in the insurance business. Like DPIC, Orion's other insurance subsidiaries find market niches where they can profitably provide value added services to otherwise commodity-like insurance products.


FAVORABLE ECONOMICS

In the book, THE MIDAS TOUCH, author John Train says that the insurance business model is a "license to coin money."

In understanding the insured risks, a company can almost statistically guarantee a long-term profit by writing policies at appropriate rates. Orion has an outstanding record of financial achievement that demonstrates its ability to work the insurance model successfully. Over the last five years, Orion's combined ratio, the underwriting cost on one dollar of premium, was 98.7% compared to an industry average of 105.6%. In turn, Orion has maintained an operating return on equity (ROE) in the mid-teens or higher for nine consecutive years, also comparing quite favorably with an industry average estimated at less than 10%. Over the last ten years, operating earnings per share have grown 22% annually and book value 18.2% on average.


STRONG MANAGEMENT COMMITTED TO BUILDING SHAREHOLDER VALUE

Orion has a top flight management team. Extensive independent verification has shown Chief Executive Officer, W. Marston Becker, to be highly regarded both inside and outside the industry. In addition, Becker's team comes with a broad spectrum of experience from running their own agencies as well as tenures with well-known industry leaders like Progressive and Travelers. Management and employee incentives are aligned with the interest of shareholders - insiders own more than eight percent of the company. Management has remained focused on enhancing value as evidenced by their recent divestiture of business lines deemed too commodity oriented. Investors who bought shares of Orion Capital on the first day of trading October 18, 1976, and reinvested the dividends, have earned a 23.5% average annual return.


VALUATION

Presently, the insurance industry is in the throes of a highly competitive cycle. In addition, poor investment results during the third quarter of 1998 led Orion stock to fall from a high of $59 to a low of $28. We view these factors as a buying opportunity for a high quality company. Currently at $39, Orion is trading at 11 times 1999 cash earnings and 1.4 times book value, both well below historical norms. At these levels, the company shares sell at a 35% discount from our estimated private market value (PMV) of $60. We recommend investors acquire shares at these levels.

ARIEL EQUITY FUNDS

[GRAPHIC]

TEN LARGEST HOLDINGS
as of December 31, 1998

1  SPECIALTY EQUIPMENT
   Manufacturer of commercial and institutional food service equipment

2  HASBRO, INC.
   Prominent toy manufacturer

3  MBIA, INC.
   Leading insurer of municipal bonds

4  CENTRAL NEWSPAPERS, INC.
   Leading media company with daily newspapers in Phoenix and Indianapolis

5  WHITMAN CORP.
   Pepsi Co's largest independent domestic bottler

6  ECOLAB, INC.
   A top developer and marketer of premium cleaning and sanitizing products and services for the hospitality markets

7  ROUSE CO.
   Retail mall developer

8  BRADY CORP.
   Manufacturer and distributor of niche industrial safety-related products

9  SHOREWOOD PACKAGING
   Manufacturer and printer of high-quality paperboard packaging

10 LEE ENTERPRISES, INC.
   Diversified media company


ARIEL FUND
Inception November 6, 1986

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998 (assume reinvestment of dividends and capital gains)
Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.


--------------------------------------------------------------------------------------
                        1 Year       3 Year      5 Year      10 Year     Life of Fund
--------------------------------------------------------------------------------------
Ariel Fund               +9.9%       +22.8%      +16.0%       +13.5%        +15.3%
--------------------------------------------------------------------------------------
Russell 2000 Index       -2.6%       +11.6%      +11.9%       +12.9%        +11.5%
--------------------------------------------------------------------------------------


[GRAPH]

[PLOT POINTS TO COME]

Ariel Fund seeks long-term capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth but does so at a higher risk than the Ariel Appreciation Fund. The Fund looks for issuers that provide quality products or services. To capture anticipated growth, the Fund generally holds investments for a relatively long period, usually three to five years. The Fund invests in companies with market capitalizations under $1.5 billion with an emphasis on smaller capitalization (small cap) stocks.

Comparison of changes in value of $10,000 invested in Ariel Fund and comparable indices.(+)

[GRAPH]

            Ariel Fund      S&P 500      Russell 2000
Nov 86       $10,000        $10,000        $10,000
Dec 86       $10,203        $ 9,745        $ 9,711
Dec 87       $11,367        $10,256        $ 8,860
Dec 88       $15,905        $11,960        $11,065
Dec 89       $19,900        $15,749        $12,863
Dec 90       $16,699        $15,260        $10,354
Dec 91       $22,163        $19,910        $15,122
Dec 92       $24,763        $21,427        $17,906
Dec 93       $26,924        $23,587        $21,292
Dec 94       $25,786        $23,897        $20,904
Dec 95       $30,562        $32,878        $26,849
Dec 96       $37,747        $40,426        $31,279
Dec 97       $51,502        $53,914        $38,274
Dec 98       $56,595        $69,320        $37,300

(+)Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index measures the performance of smaller companies. All indices are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

ARIEL APPRECIATION FUND
Inception December 1, 1989


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998 (assume reinvestment of dividends and capital gains)
Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

-------------------------------------------------------------------------------
                             1 Year       3 Year      5 Year       Life of Fund
-------------------------------------------------------------------------------
Ariel Appreciation Fund      +19.6%       +26.8%      +18.3%          +15.6%
-------------------------------------------------------------------------------
Russell Mid Cap Index        +10.1%       +19.1%      +17.3%          +15.7%

[GRAPH]


Ariel Appreciation Fund also pursues long-term capital appreciation by investing in undervalued firms with growth potential. Like Ariel Fund, this fund seeks out issuers that provide quality products or services. To capture anticipated growth, the Fund will also hold investments for a relatively long period - usually three to five years. The Fund invests in small and midsize companies with market capitalizations from $200 million to $5 billion, with an emphasis on medium capitalization (mid cap) stocks.


Comparison of changes in value of $10,000 invested in Ariel Appreciation Fund and comparable indices.(+)

[GRAPH]

              Ariel
         Appreciation Fund  S&P 500    Russell Mid Cap
Dec 89       $10,000        $10,000        $10,000
Dec 90       $ 9,902        $ 9,922        $ 9,006
Dec 91       $13,184        $12,945        $12,744
Dec 92       $14,930        $13,932        $14,826
Dec 93       $16,115        $15,336        $16,947
Dec 94       $14,763        $15,539        $16,592
Dec 95       $18,330        $21,378        $22,309
Dec 96       $22,677        $26,286        $26,547
Dec 97       $31,283        $35,056        $34,247
Dec 98       $37,398        $45,074        $37,705

(+)Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell Mid Cap Index measures the performance of small and mid-sized companies. All indices are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.


TEN LARGEST HOLDINGS
as of December 31, 1998

1  CENTURY TELEPHONE ENTERPRISES
   Diversified telecommunications company

2  ALLERGAN, INC.
   A foremost provider of specialty eyecare products

3  SPECIALTY EQUIPMENT
   Manufacturer of commercial and institutional food service equipment

4  HASBRO, INC.
   Prominent toy manufacturer

5  CARNIVAL CRUISE LINE, INC.
   World's largest cruise ship company

6  MBIA, INC.
   Leading insurer of municipal bonds

7  WHITMAN CORP.
   Pepsi Co's largest independent domestic bottler

8  ROUSE CO.
   Retail mall developer

9  NORTHERN TRUST CORP.
   Chicago-based bank holding company

10 SHOREWOOD PACKAGING
   Manufacturer and printer of high-quality paperboard packaging

SCHEDULE OF INVESTMENTS

[GRAPHIC]

ARIEL FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998 (UNAUDITED)

 Number       COMMON STOCKS-93.61%                     Cost        Market Value
of Shares
             CONSUMER DISCRETIONARY--30.74%
    762,110  American Media, Inc., Class A*         $6,242,746      $4,239,237
    272,933  Bob Evans Farms, Inc.                   3,914,892       7,113,316
    142,300  Central Newspapers, Inc., Class A       4,313,175      10,165,556
    105,700  Department 56, Inc.*                    3,716,580       3,970,356
    289,400  Hasbro, Inc.                            4,955,856      10,454,575
    155,000  International Game Technology           3,339,503       3,768,438
    248,100  Lee Enterprises                         6,906,147       7,815,150
    218,500  Leggett & Platt, Inc.                   1,374,032       4,807,000
    219,400  Libbey, Inc.                            8,069,315       6,348,888
     57,900  Omnicom Group, Inc.                       407,454       3,358,200
                                                    ----------      ----------
                                                    43,239,700      62,040,716
                                                    ----------      ----------

             CONSUMER STAPLES--11.43%
    177,200  Longs Drug Stores, Inc.                 3,127,022       6,645,000
    206,600  McCormick & Co., Inc.                   4,702,084       6,985,663
    372,000  Whitman Corp.                           6,031,275       9,439,500
                                                    ----------      ----------
                                                    13,860,381      23,070,163
                                                    ----------      ----------


 Number       COMMON STOCKS-93.61%                     Cost        Market Value
of Shares
             FINANCIAL SERVICES --9.76%
     40,800  Arthur J. Gallagher & Co.              $1,527,033      $1,800,300
    156,500  MBIA, Inc.                              5,609,697      10,260,531
     60,900  Northern Trust Corp.                    1,047,127       5,317,331
     58,100  Orion Capital Corp.                     2,187,636       2,313,106
                                                    ----------      ----------
                                                    10,371,493      19,691,268
                                                    ----------      ----------

             HEALTH CARE--2.42%
     75,400  Allergan, Inc.                          2,098,804       4,882,150
                                                    ----------      ----------

             MATERIALS AND PROCESSING--21.46%
    313,700  Brady Corp.                             7,860,420       8,450,294
    260,000  Ecolab, Inc.                            1,963,459       9,408,750
    143,900  Hunt Corp.                              1,916,478       1,528,937
    692,700  Interface, Inc., Class A                5,994,987       6,429,122
    337,900  Rouse Co.                               6,280,404       9,292,250
    400,000  Shorewood Packaging Corp.*              3,261,442       8,200,000
                                                    ----------      ----------
                                                    27,277,190      43,309,353
                                                    ----------      ----------

             PRODUCER DURABLES--11.70%
    168,920  General Binding Corp.                   3,047,866       6,292,270
    129,000  Hussman International, Inc.             1,778,272       2,499,375
    125,300  IDEX Corp.                              3,223,397       3,069,850
    434,100  Specialty Equipment Cos., Inc.*         5,523,313      11,747,831
                                                    ----------      ----------
                                                    13,572,848      23,609,326
                                                    ----------      ----------

             TECHNOLOGY--2.75%
    288,100  Littelfuse, Inc.*                      $7,344,468      $5,545,925
                                                    ----------      ----------

             UTILITIES--3.35%
    100,200  Century Telephone Enterprises           2,164,426       6,763,500
                                                    ----------      ----------

             Total Common Stocks                   119,929,310     188,912,401
                                                    ----------      ----------


  Principal  REPURCHASE
     Amount  AGREEMENT-7.09%
$14,299,524  State Street Bank & Trust Company
             Repurchase Agreement, 4.00%,
             dated 12/31/1998, repurchase price
             $14,305,879, maturing 1/4/1999
             (collateralized by U.S. Treasury
             Bond, 8.875%, 2/15/2019)               14,299,524      14,299,524
                                                    ----------      ----------

             Total Repurchase Agreement             14,299,524      14,299,524
                                                    ----------      ----------

             Total Investments-100.70%            $134,228,834     203,211,925
                                                  ------------
                                                  ------------

             Liabilities less Other Assets-(0.70)%                  (1,416,503)
                                                                    ----------

             NET ASSETS-100.00%                                   $201,795,422
                                                                  ------------
                                                                  ------------

*Non-income producing

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998 (UNAUDITED)

 Number       COMMON STOCKS-94.50%                     Cost        Market Value
of Shares
             CONSUMER DISCRETIONARY--34.03%
    145,900  Bob Evans Farms, Inc.                  $2,837,068      $3,802,519
    251,700  Carnival Corp.                          3,696,557      12,081,600
     91,800  Central Newspapers, Inc., Class A       5,056,141       6,557,962
    208,200  First Brands Corp.                      4,121,474       8,210,887
    157,000  Galileo International, Inc.             6,048,368       6,829,500
    282,350  Harte Hanks, Inc.                       1,652,234       8,046,975
    365,100  Hasbro, Inc.                            7,038,335      13,189,237
    138,500  Houghton Mifflin Co.                    3,489,822       6,544,125
    219,200  Lee Enterprises                         6,039,403       6,904,800
    307,720  Leggett & Platt, Inc.                   1,876,028       6,769,840
    189,400  Libbey, Inc.                            6,915,921       5,480,763
    110,500  Omnicom Group, Inc.                     1,079,309       6,409,000
     87,300  Tribune Co.                             4,071,941       5,761,800
                                                    ----------      ----------
                                                    53,922,601      96,589,008
                                                    ----------      ----------

             CONSUMER STAPLES--9.33%
    225,840  Longs Drug Stores, Inc.                 4,114,765       8,469,000
    216,255  McCormick & Co., Inc.                   5,185,410       7,312,122
    421,600  Whitman Corp.                           6,830,933      10,698,100
                                                    ----------      ----------
                                                    16,131,108      26,479,222
                                                    ----------      ----------

             FINANCIAL SERVICES--12.79%
     34,500  Arthur J. Gallagher & Co.              $1,156,293      $1,522,313
    154,400  Equifax, Inc.                           3,957,395       5,278,550
    111,600  Franklin Resources, Inc.                3,553,174       3,571,200
    176,300  MBIA, Inc.                              7,202,005      11,558,669
    175,200  MBNA Corp.                                899,280       4,369,050
    114,700  Northern Trust Corp.                    2,386,266      10,014,744
                                                    ----------      ----------
                                                    19,154,413      36,314,526
                                                    ----------      ----------

             HEALTH CARE--7.86%
    223,200  Allergan, Inc.                          7,601,291      14,452,200
    288,800  Sybron International Corp.*             3,574,952       7,851,750
                                                    ----------      ----------
                                                    11,176,243      22,303,950
                                                    ----------      ----------

             MATERIALS AND PROCESSING--14.83%
    267,700  Brady Corp.                             5,904,915       7,211,169
    129,600  Ecolab, Inc.                            1,601,491       4,689,900
    349,400  Interface, Inc., Class A                5,998,523       3,242,869
    325,800  Morton International, Inc.              9,183,712       7,982,100
    373,000  Rouse Co.                               6,041,092      10,257,500
    424,015  Shorewood Packaging Corp.*              3,260,265       8,692,308
                                                    ----------      ----------
                                                    31,989,998      42,075,846
                                                    ----------      ----------

             PRODUCER DURABLES--8.35%
    129,305  General Binding Corp.                   2,131,766       4,816,611
    122,450  Hussman International, Inc.             1,646,582       2,372,469
     45,000  Pitney-Bowes, Inc.                        802,490       2,972,812
    499,700  Specialty Equipment Cos., Inc.*         7,224,965      13,523,131
                                                    ----------      ----------
                                                    11,805,803      23,685,023
                                                    ----------      ----------


 Number        COMMON STOCKS-94.50% (cont)             Cost        Market Value
of Shares
             TECHNOLOGY--1.77%
    261,200  Littelfuse, Inc.*                      $6,523,002      $5,028,100
                                                    ----------      ----------
                                                     6,523,002       5,028,100
                                                    ----------      ----------

             UTILITIES--5.54%
    232,950  Century Telephone Enterprises           5,105,899      15,724,125
                                                    ----------      ----------
             Total Common Stocks                   155,809,067     268,199,800
                                                   -----------     -----------


Principal    REPURCHASE AGREEMENT-6.30%
 Amount

$17,863,139  State Street Bank & Trust Company
             Repurchase Agreement, 4.00%,
             dated 12/31/1998, repurchase price
             $17,871,078, maturing 1/4/1999
             (collateralized by U.S. Treasury
             Bond, 8.875%, 2/15/2019)               17,863,139      17,863,139
                                                    ----------      ----------

             Total Repurchase Agreement             17,863,139      17,863,139
                                                    ----------      ----------

             Total Investments-100.80%            $173,672,206     286,062,939
                                                  ------------
                                                  ------------

             Liabilities less Other Assets-(0.80)%                  (2,259,478)
                                                                    ----------

             NET ASSETS-100.00%                                   $283,803,461
                                                                  ------------
                                                                  ------------

*Non-income producing

                             EQUITY STATISTICAL SUMMARY




ARIEL                                                                                  Earnings Per Share
(UNAUDITED)                                                                          ----------------------
                                                              52 - Week
                                                                Range             1997       1998        1999      1997      1998
                                  Ticker       Price        --------------       Actual   Estimated   Estimated     P/E       P/E
Company                           Symbol      12/31/98      Low       High      Calendar   Calendar    Calendar   Calendar  Calendar
Hunt Corp.                         HUN         10.63       9.25       25.19       1.10       0.81       0.71         9.7      13.1
American Media, Inc.               ENQ          5.56       4.00        8.19       0.17       0.12       0.21        32.7      46.4
Littelfuse, Inc.                   LFUS        19.25      16.00       28.50       1.07       0.85       1.02        18.0      22.6
Interface, Inc.                    IFSIA        9.28       8.25       22.88       0.77       0.89       1.00        12.1      10.4
Libbey, Inc.                       LBY         28.94      28.25       39.50       2.30       2.30       2.50        12.6      12.6
Shorewood Packaging Corp.          SWD         20.50      12.13       20.50       0.97       1.07       1.25        21.1      19.2
Specialty Equipment Cos.           SEC         27.06      16.38       27.13       1.86       2.07       2.44        14.6      13.1
General Binding Corp.              GBND        37.25      26.50       42.50       1.80       1.64       2.05        20.7      22.7
Brady Corp.                        BRCOA       26.94      16.25       35.75       1.50       1.45       1.60        18.0      18.6
Department 56, Inc.                DFS         37.56      22.94       39.31       1.95       2.40       2.72        19.3      15.7
IDEX Corp.                         IEX         24.50      19.50       38.75       1.78       1.81       1.86        13.8      13.5
Arthur J. Gallagher & Co.          AJG         44.13      33.56       46.75       2.75       3.10       3.35        16.0      14.2
Hussmann International             HSM         19.38      11.63       20.13       1.01       1.20       1.39        19.2      16.1
Bob Evans Farms, Inc.              BOBE        26.06      18.00       26.88       1.03       1.28       1.45        25.3      20.4
Orion Capital Corp.                OC          39.81      28.00       59.25       3.07       2.53       3.36        13.0      15.7
Lee Enterprises                    LEE         31.50      21.81       33.88       1.34       1.41       1.59        23.5      22.3
Central Newspapers, Inc.           ECP         35.72      27.41       37.47       1.54       1.80       2.09        23.2      19.8
Longs Drug Stores Corp.            LDG         37.50      26.00       44.50       1.51       1.64       1.80        24.8      22.9
Rouse Company                      RSE         27.50      23.13       35.69       2.47       2.72       3.01        11.1      10.1
McCormick & Company, Inc.          MCCRK       33.81      27.06       36.44       1.26       1.43       1.58        26.8      23.6
Whitman Corp.                      WH          25.38      14.88       26.63       0.46       0.61       0.72        55.2      41.6
International Game Technology      IGT         24.31      16.13       28.69       1.18       1.38       1.59        20.6      17.6
Allergan, Inc.                     AGN         64.75      31.75       66.50       1.56       2.01       2.39        41.5      32.2
Leggett & Platt, Inc.              LEG         22.00      16.88       28.75       1.08       1.24       1.42        20.4      17.8
Ecolab, Inc.                       ECL         36.19      26.13       38.00       1.00       1.15       1.30        36.2      31.5
Hasbro, Inc.                       HAS         36.13      28.00       40.94       1.69       1.59       1.99        21.4      22.7
Century Telephone Enterprises      CTL         67.50      32.33       67.75       1.63       2.08       2.38        41.4      32.5
MBIA, Inc.                         MBI         65.56      46.06       80.94       4.05       4.59       5.06        16.2      14.3
Northern Trust Corp.               NTRS        87.31      55.75       89.88       2.65       3.04       3.50        32.9      28.7
Omnicom Group, Inc.                OMC         58.00      37.00       58.50       1.37       1.66       1.90        42.3      34.9


                                   Earnings Per Share

                                   ------------------
                                  1999          Market
                                   P/E           Cap.
                                 Calendar       ($MM)
Hunt Corp.                         15.0          118
American Media, Inc.               26.5          236
Littelfuse, Inc.                   18.9          441
Interface, Inc.                    9.3           486
Libbey, Inc.                       11.6          487
Shorewood Packaging Corp.          16.4          559
Specialty Equipment Cos.           11.1          584
General Binding Corp.              18.2          585
Brady Corp.                        16.8          607
Department 56, Inc.                13.8          679
IDEX Corp.                         13.2          719
Arthur J. Gallagher & Co.          13.2          763
Hussmann International             13.9          988
Bob Evans Farms, Inc.              18.0        1,068
Orion Capital Corp.                11.8        1,079
Lee Enterprises                    19.8        1,397
Central Newspapers, Inc.           17.1        1,454
Longs Drug Stores Corp.            20.8        1,461
Rouse Company                      9.1         1,887
McCormick & Company, Inc.          21.4        2,458
Whitman Corp.                      35.2        2,560
International Game Technology      15.3        2,625
Allergan, Inc.                     27.1        4,273
Leggett & Platt, Inc.              15.5        4,330
Ecolab, Inc.                       27.8        4,682
Hasbro, Inc.                       18.2        4,726
Century Telephone Enterprises      28.4        6,206
MBIA, Inc.                         13.0        6,514
Northern Trust Corp.               24.9        9,696
Omnicom Group, Inc.                30.5        9,784


Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
       The Rouse Company numbers are before depreciation and deferred taxes. Central Newspapers, Inc. prices and estimates are adjusted for the 2 for 1 stock split effective January 11, 1999.


ARIEL APPRECIATION
(UNAUDITED)
                                                                     Earnings Per Share
                                                                     ------------------
                                                              52 - Week
                                                                Range             1997       1998        1999       1997
                                  Ticker       Price        --------------       Actual    Estimated   Estimated    P/E
Company                           Symbol      12/31/98      Low       High      Calendar   Calendar    Calendar   Calendar
Littelfuse, Inc.                   LFUS        19.25      16.00       28.50       1.07       0.85       1.02        18.0
Interface, Inc.                    IFSIA        9.28       8.25       22.88       0.77       0.89       1.00        12.1
Libbey, Inc.                       LBY         28.94      28.25       39.50       2.30       2.30       2.50        12.6
Shorewood Packaging Corp.          SWD         20.50      12.13       20.50       0.97       1.07       1.25        21.1
Specialty Equipment Cos.           SEC         27.06      16.38       27.13       1.86       2.07       2.44        14.6
General Binding Corp.              GBND        37.25      26.50       42.50       1.80       1.64       2.05        20.7
Brady Corp.                        BRCOA       26.94      16.25       35.75       1.50       1.45       1.60        18.0
Arthur J. Gallagher & Co.          AJG         44.13      33.56       46.75       2.75       3.10       3.35        16.0
Hussmann International             HSM         19.38      11.63       20.13       1.01       1.20       1.39        19.2
Bob Evans Farms, Inc.              BOBE        26.06      18.00       26.88       1.03       1.28       1.45        25.3
Lee Enterprises                    LEE         31.50      21.81       33.88       1.34       1.41       1.59        23.5
Houghton Mifflin Company           HTN         47.25      26.75       47.25       1.48       1.38       1.73        31.9
Central Newspapers, Inc.           ECP         35.72      27.41       37.47       1.54       1.80       2.09        23.2
Longs Drug Stores Corp.            LDG         37.50      26.00       44.50       1.51       1.64       1.80        24.8
First Brands Corporation           FBR         39.44      19.31       39.81       1.38       1.44       1.69        28.6
Rouse Company                      RSE         27.50      23.13       35.69       2.47       2.72       3.01        11.1
Harte Hanks, Inc.                  HHS         28.50      17.34       28.50       0.57       0.86       1.00        50.0
McCormick & Company, Inc.          MCCRK       33.81      27.06       36.44       1.26       1.43       1.58        26.8
Whitman Corp.                      WH          25.38      14.88       26.63       0.46       0.61       0.72        55.2
Sybron International Corp.         SYB         27.19      16.38       29.13       0.87       1.03       1.20        31.3
Morton International               MII         24.50      21.13       34.44       1.55       1.65       1.70        15.8
Allergan, Inc.                     AGN         64.75      31.75       66.50       1.56       2.01       2.39        41.5
Leggett & Platt, Inc.              LEG         22.00      16.88       28.75       1.08       1.24       1.42        20.4
Galileo International, Inc.        GLC         43.50      24.75       46.13       1.50       1.85       2.18        29.0
Ecolab, Inc.                       ECL         36.19      26.13       38.00       1.00       1.15       1.30        36.2
Hasbro, Inc.                       HAS         36.13      28.00       40.94       1.69       1.59       1.99        21.4
Equifax, Inc.                      EFX         34.19      29.75       45.00       1.24       1.34       1.56        27.6
Century Telephone Enterprises      CTL         67.50      32.33       67.75       1.63       2.08       2.38        41.4
MBIA, Inc.                         MBI         65.56      46.06       80.94       4.05       4.59       5.06        16.2
Tribune Company                    TRB         66.00      44.75       75.06       2.29       2.54       2.90        28.8
Franklin Resources, Inc.           BEN         32.00      25.75       57.88       1.86       1.86       1.92        17.2
Northern Trust Corp.               NTRS        87.31      55.75       89.88       2.65       3.04       3.50        32.9
Omnicom Group, Inc.                OMC         58.00      37.00       58.50       1.37       1.66       1.90        42.3
Pitney Bowes, Inc.                 PBI         66.06      42.22       66.38       1.80       2.04       2.30        36.7
MBNA Corporation                   KRB         24.81      13.50       25.88       0.76       0.97       1.16        32.6
Carnival Corporation               CCL         48.00      19.00       48.50       1.12       1.40       1.63        42.9


                                         Earnings Per Share
                                         ------------------
                                   1998          1999      Market
                                   P/E           P/E        Cap.
Company                          Calendar      Calendar    ($MM)
Littelfuse, Inc.                   22.6         18.9        441
Interface, Inc.                    10.4          9.3        486
Libbey, Inc.                       12.6         11.6        487
Shorewood Packaging Corp.          19.2         16.4        559
Specialty Equipment Cos.           13.1         11.1        584
General Binding Corp.              22.7         18.2        585
Brady Corp.                        18.6         16.8        607
Arthur J. Gallagher & Co.          14.2         13.2        763
Hussmann International             16.1         13.9        988
Bob Evans Farms, Inc.              20.4         18.0      1,068
Lee Enterprises                    22.3         19.8      1,397
Houghton Mifflin Company           34.2         27.3      1,441
Central Newspapers, Inc.           19.8         17.1      1,454
Longs Drug Stores Corp.            22.9         20.8      1,461
First Brands Corporation           27.4         23.3      1,540
Rouse Company                      10.1          9.1      1,887
Harte Hanks, Inc.                  33.1         28.5      2,023
McCormick & Company, Inc.          23.6         21.4      2,458
Whitman Corp.                      41.6         35.2      2,560
Sybron International Corp.         26.4         22.7      2,804
Morton International               14.8         14.4      2,973
Allergan, Inc.                     32.2         27.1      4,273
Leggett & Platt, Inc.              17.8         15.5      4,330
Galileo International, Inc.        23.5         20.0      4,564
Ecolab, Inc.                       31.5         27.8      4,682
Hasbro, Inc.                       22.7         18.2      4,726
Equifax, Inc.                      25.5         21.9      5,041
Century Telephone Enterprises      32.5         28.4      6,206
MBIA, Inc.                         14.3         13.0      6,514
Tribune Company                    26.0         22.8      7,838
Franklin Resources, Inc.           17.2         16.7      8,048
Northern Trust Corp.               28.7         24.9      9,696
Omnicom Group, Inc.                34.9         30.5      9,784
Pitney Bowes, Inc.                 32.4         28.7     18,011
MBNA Corporation                   25.6         21.4     18,652
Carnival Corporation               34.3         29.4     29,492


Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
       The Rouse Company numbers are before depreciation and deferred taxes. Central Newspapers, Inc. prices and estimates are adjusted for the 2 for 1 stock split effective January 11, 1999.

DEAR FELLOW SHAREHOLDER: For the quarter ending December 31, 1998, Ariel Premier Bond Fund Institutional Class returned 0.24% and the Investor Class 0.04%, while the Lehman Brothers Aggregate Index gained 0.34%.(1)

1998 was an extraordinary year in the financial market arena as a confluence of political, economic and market events led to unusual volatility and surprising outcomes. Presidential impeachment, stock market fluctuations, the Russian default and subsequent liquidations of hedge funds dominated the financial news, particularly during the second half of the year. In the fixed income market, these events led to the separation of yields and spreads from their traditional determinants of value--the domestic economy and inflation. Despite a slight rise in inflation and a 30% gain for the S&P 500, the Federal Reserve lowered interest rates by 75 basis points, and Treasury yields declined by 1%. Additionally, spreads in all non-Treasury sectors widened sharply after August, as the flight to quality widened risk and liquidity premiums. Today, treasury yields and sector spreads continue to reflect a significant probability of recession, a sharp decline in inflation, and additional interest.

The best performing securities in 1998 were treasuries; and the longer the duration, the better. All other sectors underperformed similar duration Governments. Ariel Premier Bond Fund's short duration and spread exposure led to returns roughly equal to the benchmark for the fourth quarter. For the year, the Fund's strategy reflected the view that persistent above average economic growth would ultimately spur higher inflation and higher interest rates, particularly given the optimistic valuations that existed in yields at the end of 1997. Although our forecasts for the economy and inflation were realized, events since August have caused the market to place less emphasis on these factors. While positive contributions from our mortgage strategy, corporate selection, and the addition of Treasury Inflation Protected Securities (TIPS) helped our results, our defensive duration and bias for high-quality asset-backed securities penalized performance. With this said, the Institutional Class continues to maintain its 4-star rating by Morningstar, Inc.(2) (The Investor Class is not yet rated.)

The Fund is currently positioned to perform well in an environment of moderate growth, relatively stable inflation and ultimately stable to narrower risk premiums. It will provide exceptional excess returns if investors are again surprised by the resiliency of the domestic economy and readopt a more balanced view of inflation risks.

We are most grateful for your continued confidence and, as always, welcome your thoughts and comments.

Sincerely,

/s/John W. Rogers, Jr.             /s/Kenneth R. Meyer

John W. Rogers, Jr.                Kenneth R. Meyer
President                          President
Ariel Capital Management, Inc.     Lincoln Capital Management Company

(1) A description of the Lehman Brothers Aggregate Index can be referenced on page 19.
(2) Morningstar proprietary ratings reflect historical risk-adjusted performance for the three year period ended 12/31/98. Ratings are based on 1,488 Fixed Income Funds. Ratings are subject to change every month and are calculated from the fund's three year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998 (assume reinvestment of dividends and capital gains)


------------------------------------------------------------------------------------------------------
                                             4Q98          1 Year         3 Year      Life of Fund
------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inst. Cl.          +0.24%         +7.65%         +6.62%         +7.22%
------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inv. Cl.           +0.04%         +7.23%             --         +8.16%
------------------------------------------------------------------------------------------------------
Lehman Bros. Aggregate Bond Index           +0.34%         +8.69%         +7.29%         +9.42% (Inv.)
                                                                                         +8.08% (Inst.)


[GRAPH]

[PLOT POINTS TO COME]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND INV. CL. AND COMPARABLE INDICES*

[GRAPH]

               Ariel Premier Bond
                 Fund, Inv. Cl.           Lehman Aggregate
Feb 97             $10,000                    $10,000
Mar 97             $ 9,930                    $ 9,914
Jun 97             $10,265                    $10,279
Sep 97             $10,573                    $10,619
Dec 97             $10,838                    $10,932
Mar 98             $10,997                    $11,102
Jun 98             $11,235                    $11,361
Sep 98             $11,616                    $11,842
Dec 98             $11,621                    $11,881


COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INST. CL. AND COMPARABLE INDICES*

[GRAPH]

               Ariel Premier Bond
                 Fund, Inst. Cl.           Lehman Aggregate
Oct 95           $1,000,000                  $1,000,000
Dec 95           $1,035,122                  $1,042,614
Mar 96           $1,009,187                  $1,024,120
Jun 96           $1,018,867                  $1,029,953
Sep 96           $1,039,607                  $1,048,996
Dec 96           $1,067,709                  $1,080,468
Mar 97           $1,063,762                  $1,074,431
Jun 97           $1,101,595                  $1,113,888
Sep 97           $1,135,857                  $1,150,900
Dec 97           $1,165,544                  $1,184,769
Mar 98           $1,182,644                  $1,203,205
Jun 98           $1,210,570                  $1,231,317
Sep 98           $1,251,681                  $1,283,385
Dec 98           $1,254,703                  $1,287,699

*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

Ariel Premier Bond Fund seeks to maximize total return through a combination of income and capital appreciation by investing in high-quality fixed income securities. The Fund may invest in investment-grade bonds including U.S. Government (and government agency) securities, corporate bonds, mortgage-related securities and asset-backed securities. Under normal conditions, at least 80% of the Fund's assets will be invested in fixed income securities rated A or better by the recognized rating agencies. Ariel Premier Bond Fund will not invest in "junk bonds" or other low-rated securities.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998 (UNAUDITED)

  Par Value    ASSET-BACKED SECURITIES-34.12%           Cost       Market Value
    $700,000   Americredit Auto Receivables,
               6.06%, 12/12/2002                      $699,895        $714,525
   1,000,000   Associates Manufactured Housing,
               972A-3, 6.275%, 3/15/2028               999,706       1,014,060
   1,000,000   Auto Leasing Investors,
               6.177%, 8/12/2005+                    1,000,000       1,022,190
     650,000   BEA, 1998-1A A2A, zero coupon,
               6/15/2010+                              627,297         653,555
     520,000   Caterpillar Financial, G8AA,
               5.85%, 4/25/2003                        519,673         527,894
   2,500,000   Chase Credit Card, 96C 3A,
               7.04%, 2/15/2005                      2,601,178       2,600,975
     695,000   Circuit City Credit Card,
               1995-1A, 6.375%, 8/15/2005              707,047         706,857
   2,350,000   Citibank Credit Card, 97-6A,
               zero coupon, 8/15/2006                1,671,841       1,682,341
     990,000   Comed Transitional Funding Trust,
               1998-A6, 5.63%, 6/25/2009               989,521         974,071
   2,000,000   Contimortgage Home Equity, 97-A5,
               6.44%, 12/15/2012                     2,018,381       2,027,480
     400,000   CSFB, 97-C1 A1C, 7.24%, 6/20/2007       414,778         426,124
   2,000,000   EQCC Home Equity, 973-A9,
               6.57%, 2/15/2029                      1,983,942       2,011,880
   2,900,000   Fannie Mae, 6.45%, 8/17/2013          2,935,435       2,983,490
     858,000   Fingerhut, 96-1A, 6.45%, 2/20/2002      862,097         863,997
   1,800,000   First Omni, 96-AA, 6.65%, 9/15/2003   1,824,116       1,827,738
   1,529,624   Fleetwood, 97BA, 6.40%, 5/15/2013     1,527,580       1,558,319
     130,000   General Growth Properties,
               971A1, 6.537%, 11/15/2004+              132,951         135,078
     550,000   General Growth Properties,
               976C1 A2, 6.602%, 11/15/2007+           550,000         568,991
     500,000   Green Tree Financial, 98-A4,
               6.09%, 7/1/2010                         499,945         502,720
      60,000   Green Tree Financial, 1995-1 A5,
               8.40%, 6/15/2025                         65,803          61,588
   1,065,000   GS Mortgage Securities Corp.,
               97A2B, 6.86%, 7/13/2030               1,098,675       1,112,094
   1,138,950   GS Mortgage Securities Corp.,
               6.312%, 4/13/2031                     1,162,931       1,160,123
     475,000   GS Mortgage Securities Corp. II,
               982A2, 6.562%, 4/13/2031                478,206         493,036
     835,221   IMC Excess Cash,
               7.41%, 11/26/2028+                      835,190         793,853
   1,450,000   J.C. Penney Master Credit Card Trust,
               1990-C1, 9.625%, 6/30/2000            1,513,375       1,529,663
   2,500,000   MBNA Master Credit Card, 95DA,
               6.05%, 11/15/2002                     2,492,080       2,544,625
     380,000   MBNA Master Credit Card II, 971A,
               6.55%, 1/15/2007                        383,002         395,515


20


  Par Value    ASSET-BACKED SECURITIES-34.12%           Cost       Market Value
    $884,904   Merrill Lynch Mortgage Investors, Inc.,
               1995-C2-A1, Floating Rate,
               7.092% as of 12/31/98, 6/15/2021       $896,670        $906,230
     229,775   The Money Store, 1996-1 A3,
               6.85%, 12/20/2002                       229,751         231,562
     156,464   The Money Store, 1997-A A3,
               6.675%, 4/15/2012                       156,419         157,486
     300,000   The Money Store, 1996-B A6,
               7.38%, 5/15/2017                        299,956         303,405
   1,000,000   The Money Store, 1996-B A9,
               8.14%, 10/15/2027                     1,061,222       1,048,490
      71,748   Olympic Auto Receivables,
               1995-EA4, 5.85%, 3/15/2001               71,330          71,848
     650,000   Premier Auto Trust, 98 3A3,
               5.88%, 12/8/2001                        649,913         660,764
   1,440,000   Prime, 95-1A, 6.75%, 11/15/2005       1,445,760       1,502,986
     136,111   Private Label Credit Card,
               1994-2A, 7.80%, 9/20/2003               138,354         138,500
   1,676,275   Railcar Leasing, 971A,
               6.75%, 7/15/2006+                     1,675,697       1,741,231
   1,352,253   Railcar Trust, 92-A1,
               7.75%, 6/1/2004                       1,400,722       1,442,638
      12,179   Salomon Brothers, 96LB2A3,
               6.875%, 10/25/2026                       12,179          12,191
     940,000   Salomon Brothers Mortgage Sec.,
               97LB6A3, 6.76%, 12/25/2027              938,839         956,065
     403,333   Sears Credit Account, 96-2A,
               6.50%, 10/15/2003                       401,725         405,306
     420,000   Standard Credit Card Master -
               Citibank, 94-4A, 8.25%, 11/7/2003       440,801         449,190
   2,300,000   Standard Credit Card Master -
               Citibank, 951A, 8.25%, 1/7/2007       2,483,773       2,629,613
   1,400,000   Team Fleet Financial Co.,
               97-1A, 7.35%, 5/15/2003+              1,399,266       1,459,934
     249,768   UCFC, 96 CA 3, 7.15%, 12/15/2013        249,732         249,058
   1,560,000   Union Acceptance Corp., 97AA2,
               6.375%, 10/8/2003                     1,571,098       1,583,806
   2,630,000   Union Financial Services
               Taxable Student
               Loan, 98A A8, 5.50%, 9/1/2005         2,611,127       2,587,262
   1,880,000   World Financial, 96-AA,
               6.70%, 2/15/2004                      1,887,954       1,937,528
     396,062   World Omni Auto Lease,
               1996-BA3, 6.25%, 11/15/2002             395,598         397,730
   2,198,780   World Omni Auto Lease,
               97B3, 6.18%, 11/25/2003               2,198,583       2,232,444
                                                  ------------    ------------
               Total Asset-Backed Securities        53,211,114      53,998,049
                                                  ------------    ------------

               CORPORATE DEBT-17.94%
     500,000   Abbey National PLC,
               6.70%, 6/29/2049                        499,161         490,000
     445,000   American General Inst.,
               7.57%, 12/1/2045+                       465,122         483,381


                                                                              21



  Par Value    CORPORATE DEBT - 17.94% (cont)            Cost       Market Value
    $500,000   American General Inst.,
               8.125%, 3/15/2046+                     $548,601        $577,500
     550,000   American Stores, 8.00%, 6/1/2026        605,340         646,937
     570,000   Archer Daniels II, 6.95%, 12/15/2097    567,635         607,762
     275,000   Bank of America Capital II,
               8.00%, 12/15/2026                       271,283         303,187
     185,000   Bayer Corporation, 6.65%, 2/15/2028+    184,031         194,944
     550,000   Best Foods,
               5.60%, 10/15/2097                       424,422         461,312
   1,000,000   Citigroup Capital II,
               7.75%, 12/1/2036                      1,035,739       1,051,250
   1,575,000   Consumers Energy CMS,
               6.20%, 5/1/2003                       1,556,506       1,600,594
     700,000   CSX Corporation, 6.95%, 5/1/2027        722,682         745,500
   1,340,000   Federated Department Stores,
               7.00%, 2/15/2028                      1,320,551       1,391,925
     515,000   FedEx, 7.60%, 7/1/2097                  540,542         511,781
     725,000   Ford Motor Co., 7.50%, 8/1/2026         780,716         823,781
     375,000   Ford Motor Co., 7.40%, 11/1/2046        408,108         418,125
   1,100,000   GTE California, 6.75%, 5/15/2027      1,151,488       1,164,625
     275,000   J.C. Penney Co., 7.625%, 3/1/2097       269,473         288,063
     240,000   JP Morgan Capital Trust I,
               7.54%, 1/15/2027                        235,072         252,900
     800,000   Lowe's Companies, Inc.,
               6.875%, 2/15/2028                       798,748         834,000
   1,275,000   MCI Worldcom, Inc.,
               7.75%, 4/1/2027                       1,371,793       1,507,688
     610,000   Mirage Resorts, 7.25%, 8/1/2017         606,830         574,163
     300,000   News America Holdings,
               7.25%, 5/18/2018                        297,995         310,125
     650,000   Peco Energy Co., 7.38%, 4/6/2028        650,000         663,812
   1,400,000   Philip Morris, 7.125%, 8/15/2002      1,392,475       1,456,000
     775,000   Provident Companies,
               6.375%, 7/15/2005                       772,425         790,500
   1,220,000   Provident Companies,
               7.00%, 7/15/2018                      1,219,614       1,259,650
   1,190,000   PSI Energy, 7.25%, 3/15/2028          1,186,182       1,219,750
   1,160,000   Rite Aid Corporation,
               6.00%, 10/1/2003+                     1,159,765       1,158,550
   1,000,000   Safeco Capital Trust,
               8.072%, 7/15/2037                     1,000,000       1,058,750
     750,000   Safeway Inc., 6.50%, 11/15/2008         747,832         770,625
     750,000   Security Capital Group,
               7.75%, 11/15/2003                       749,307         762,188
   1,500,000   Sprint Capital Corp.,
               6.875%, 11/15/2028                    1,497,543       1,567,500
     805,000   Suntrust Cap II, 7.90%, 6/15/2027       809,650         888,519
     335,000   Tyco International Group,
               6.25%, 6/15/2003                        333,496         340,863
     300,000   Tyco International Group,
               5.875%, 11/1/2004+                      299,880         300,375
     595,000   Tyco International Group,
               7.00%, 6/15/2028                        590,734         602,438
     280,000   Zurich Capital Trust,
               8.376%, 6/1/2037+                       294,922         310,800
                                                  ------------    ------------

               Total Corporate Debt                 27,365,663      28,389,863
                                                  ------------    ------------


22


 Par Value     U.S. GOVERNMENT AGENCIES-22.84%         Cost         Market Value
               MORTGAGE-BACKED SECURITIES--21.41%
  $1,371,876   Freddie Mac, 6.50%, 11/1/2025        $1,296,383      $1,392,454
   3,363,803   Freddie Mac, 6.50%, 2/1/2026          3,257,079       3,404,774
   4,611,054   Freddie Mac, Gold, 6.50%, 3/1/2026    4,364,954       4,662,928
     397,406   Freddie Mac, Gold, 6.50%, 4/1/2026      367,057         401,877
     662,812   Freddie Mac, Gold, 6.50%, 5/1/2026      612,184         670,269
      34,792   Fannie Mae, 7.00%, 10/1/2023             34,210          35,716
   1,555,810   Fannie Mae, 6.50%, 4/1/2024           1,485,030       1,573,795
     363,161   Fannie Mae, 7.00%, 5/1/2024             357,077         372,240
     406,468   Fannie Mae, 6.50%, 11/1/2025            373,842         410,658
   1,418,408   Fannie Mae, 6.50%, 1/1/2026           1,375,818       1,433,032
   5,185,612   Fannie Mae, 6.50%, 5/1/2026           4,892,839       5,239,075
  13,900,000   Fannie Mae, 7.50%, 1/1/2029(4)       14,264,875      14,269,184
                                                  ------------    ------------
                                                    32,681,348      33,866,002
                                                  ------------    ------------

               OTHER AGENCY ISSUES--1.44%
     250,000   Government Trust Certificate,
               Aid Israel, 5.70%, 2/15/2003            249,440         255,973
   1,145,179   Government Trust Certificate,
               Israel Trust, Series 2E,
               9.40%, 5/15/2002                      1,202,175       1,189,554
     804,490   Pemex Exp. Trust, 95-A,
               7.66%, 8/15/2001                        820,673         829,156
                                                  ------------    ------------
                                                     2,272,288       2,274,683
                                                  ------------    ------------

               Total U.S. Government Agencies       34,953,636      36,140,685
                                                  ------------    ------------

  Par Value    U.S. GOVERNMENT OBLIGATIONS-21.08%       Cost        Market Value
    $560,000   U.S. Treasury Bond,
               13.875%, 5/15/2011                     $829,501        $867,513
   1,000,000   U.S. Treasury Bond,
               6.75%, 8/15/2026                      1,181,852       1,198,430
     540,000   U.S. Treasury Bond,
               6.125%, 11/15/2027                      609,282         603,369
     850,000   U.S. Treasury Bond,
               5.50%, 8/15/2028                        897,795         890,367
   8,825,000   U.S. Treasury Note,
               7.50%, 10/31/1999                     8,915,865       9,024,975
   2,000,000   U.S. Treasury Note,
               6.25%, 6/30/2002                      2,039,112       2,099,320
  19,010,575   U.S. Treasury Note,
               3.625%, 1/15/2008                    18,948,075      18,659,830
                                                  ------------    ------------

               Total U.S. Government
               Obligations                          33,421,482      33,343,804
                                                  ------------    ------------

               COMMERCIAL PAPER-9.21%
   3,100,000   General Electric Capital Corp.,
               5.31%, 1/14/1999*                     3,094,056       3,094,056
   3,100,000   General Motors, 5.31%, 1/14/1999*     3,094,056       3,094,056
   3,100,000   Indiana Power, 5.30%, 1/14/1999*      3,094,067       3,094,067
   2,300,000   Metlife Funding, 5.35%, 1/13/1999*    2,295,898       2,295,898
   3,000,000   Xerox Credit Corporation,
               5.25%, 1/14/1999*                     2,994,312       2,994,312
                                                  ------------    ------------

               Total Commercial Paper               14,572,389      14,572,389
                                                  ------------    ------------


                                                                              23

  Principal    REPURCHASE AGREEMENT-2.95%              Cost         Market Value
    Amount
  $4,661,189   State Street Bank & Trust
               Company Repurchase
               Agreement, 4.00%, dated
               12/31/1998, repurchase price
               $4,663,260, maturing
               1/4/1999 (collateralized by
               U.S. Treasury Bond, 8.875%,
               2/15/2019)                           $4,661,189      $4,661,189
                                                  ------------    ------------

               Total Repurchase Agreement            4,661,189       4,661,189
                                                  ------------    ------------

               Total Investments-108.15%          $168,185,473    $171,105,979
                                                  ------------
                                                  ------------

               Liabilities less Other Assets-(8.15)%               (12,900,799)
                                                                  ------------
               NET ASSETS-100.00%                                 $158,205,180
                                                                  ------------
                                                                  ------------

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

(4)  When-issued security.

* Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 1998.

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is founder and chairman of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. Bert is active in community affairs, philanthropy and politics.

MARIO L. BAEZA Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the President and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College. Jim serves on the board of directors of Commonwealth Edison Company and Unicom Corp.

WILLIAM C. DIETRICH, C.P.A. Bill is an independent financial consultant, specializing in early stage entrepreneurial companies. He has a B.A. from Georgetown University. Bill serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Director of program advancement for the Massachusetts Institute of Technology, Royce is also president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. He earned his B.A. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

JOHN G. GUFFEY Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received a B.A. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention & Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

ERIC T. MCKISSACK, CFA In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

ARIAL MUTUAL FUNDS

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601


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